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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                  July 29, 2005

                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)


          DELAWARE                    001-10435                 06-0633559
(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
      of Incorporation)                                   Identification Number)

          ONE LACEY PLACE, SOUTHPORT, CONNECTICUT       06890
         (Address of Principal Executive Offices)     (Zip Code)

        Registrant's telephone number, including area code (203) 259-7843

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant

     Effective July 29, 2005, Sturm, Ruger & Company, Inc. (the "Company") dismissed KPMG LLP ("KPMG") and appointed McGladrey & Pullen LLP as its independent auditors. The Audit Committee of the Company approved the dismissal of KPMG and the appointment of McGladrey & Pullen LLP.

     The audit reports of KPMG on the financial statements of the Company as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit report of KPMG on management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting as of December 31, 2004 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audits of the two fiscal years ended December 31, 2004 and 2003, and in the subsequent interim period through June 30, 2005, there have been no (1) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events as described under Item 304(a)(1)(v) of Regulation S-K. The Company has requested KPMG to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements.

     During the two most recent fiscal years ended December 31, 2004 and December 31, 2003, and in the subsequent interim period through June 30, 2005, the Company did not consult with McGladrey & Pullen LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.


Item 9.01 Financial Statements and Exhibits

Exhibit No.    Description
-----------    -----------

16             Letter from KPMG LLP dated August 3, 2005.

99.1 Press release of Sturm, Ruger & Company, Inc. dated August 2, 2005 announcing the dismissal of KPMG LLP as its independent auditors and the appointment of McGladrey & Pullen LLP as its independent auditors as July 29, 2005.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     STURM, RUGER & COMPANY, INC.


                                     By:  /s/ THOMAS A. DINEEN
                                          --------------------------------------
                                          Name:  Thomas A. Dineen
                                          Title: Principal Financial Officer,
                                                 Treasurer and Chief Financial
                                                 Officer

Dated: August 3, 2005